UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 8, 2018
(Date of earliest event reported)

Yuma Energy, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	001-37932	94-0787340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1177 West Loop South, Suite 1825
Houston, Texas 77027
(Address of principal executive offices) (Zip Code)

(713) 968-7000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.
Entry into a Material Definitive Agreement.

On May 8, 2018, Yuma Energy, Inc. (the “Company”) entered into the Limited Waiver and Second Amendment to Credit Agreement and Borrowing Base Redetermination (the “Amendment”) amending the Credit Agreement dated October 26, 2016 and as amended on May 19, 2017 (the “Credit Agreement”) among the Company and certain of its subsidiaries (collectively, the “Borrowers”), Société Générale, as administrative agent, and the lenders and guarantors party thereto.

The Amendment provides, among other things, as follows:

●
the waiver of the Company’s compliance with its total debt to EBITDAX covenant for the trailing four quarter period ended March 31, 2018, as long as it does not exceed 3.75 to 1.00;

●
reduction of the borrowing base to $35.0 million;

●
the Company is required to enter into additional hedging arrangements with respect to a substantial portion of its reasonably anticipated projected production.

●
effective as of March 31, 2018, the terms of the financial covenant related to the current ratio were revised to exclude the current portion of long term indebtedness outstanding under the Credit Agreement from current liabilities.

●
and the Company is required to provide monthly production and lease operating expense statements to the lenders.

The preceding is a summary of the material provisions of the Amendment and is qualified in its entirety by reference to the complete text of the Amendment filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.
Financial Statements and Exhibits.

(d)
Exhibits.

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description
10.1
Limited Waiver and Second Amendment to Credit Agreement and Borrowing Base Redetermination dated May 8, 2018 among Yuma Energy, Inc., Yuma Exploration and Production Company, Inc., Pyramid Oil LLC, Davis Petroleum Corp., Société Générale, as Administrative Agent, and each of the lenders and guarantors party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUMA ENERGY, INC.

Date: May 11, 2018	By:	/s/ Sam L. Banks
	Name:	Sam L. Banks
	Title:	Chief Executive Officer